                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 4, 2007

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                         UNIVERSITY GIRLS CALENDAR, LTD.
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     333-131087
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

          1881 BRUNSWICK STREET
                SUITE 311
          HALIFAX, NOVA SCOTIA                                          B3J-3L8
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (902) 489-4029

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Prior to January 2, 2007, the Registrant's business plan was focused on designing, publishing and distributing calendars (the "Prior Business Plan").

     On or about January 2, 2007, the Registrant was presented with a business opportunity by the management of a private Delaware corporation (the "Target")
that, upon evaluation, proved more interesting than the Prior Business Plan. As a result, the Registrant's management suspended its efforts in relation to the
Prior Business Plan and entered into negotiations with the Target. After conducting its due diligence and concluding negotiations it was determined that a reverse acquisition of the Target was less speculative and contained greater benefits for the Registrant than the Prior Business Plan. In order to pursue this new business opportunity, the Registrant terminated its Prior Business Plan and entered into negotiations for an Agreement of Merger and Plan of
Reorganization with the Target.

     In contemplation of a possible transaction with the Target, on January 4,
2007 the Registrant's predecessor, University Girls Calendar, Ltd., a Nevada corporation ("UGC-NV"), and University Girls Calendar, Ltd., a Delaware
corporation and wholly-owned subsidiary of UGC-NV ("UGC-DE"), entered into an
Agreement and Plan of Merger. On January 4, 2007, UGC-NV merged with and into
UGC-DE, so that UGC-NV and UGC-DE became a single corporation named University
Girls Calendar, Ltd. (the "Surviving Corporation"), which exists under, and is governed by, the laws of the State of Delaware (the "Merger").

     As a result of the Merger, all of the assets, property, rights, privileges, powers and franchises of UGC-NV became vested in, held and enjoyed by the
Surviving Corporation and the Surviving Corporation assumed all of the obligations of UGC-NV.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On January 3, 2007, the Registrant sold its entire interest in its wholly-owned operating subsidiary, University Girls Calendar, Ltd., a Nova
Scotia corporation, to the Registrant's president, Paul Pedersen.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     Upon the effectiveness and as a result of the Merger, the Certificate of
Incorporation and By-laws of UGC-DE became the Certificate of Incorporation and
By-laws of the Surviving Corporation.

     In addition, each share of common stock, par value $0.001 per share, of
UGC-NV that was issued and outstanding immediately prior to the Merger was converted into 1.310344828 issued and outstanding shares of common stock, par value $0.001 per share, of the Surviving Corporation ("Common Stock"), so that the holders of all of the issued and outstanding shares of common stock of
UGC-NV immediately prior to the Merger are the holders of Common Stock of the
Surviving Corporation. All shares of UGC-DE owned by UGC-NV immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.   Exhibits
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2.1           Agreement and Plan of Merger, dated January 3, 2007, between
              University Girls Calendar, Ltd.., a Nevada corporation, and
              University Girls Calendar, Ltd., a Delaware corporation

2.2           Certificate of Ownership and Merger merging University Girls
              Calendar, Ltd., a Nevada corporation, with and into University
              Girls Calendar, Ltd., a Delaware corporation

2.3           Articles of Merger merging University Girls Calendar, Ltd., a
              Nevada corporation, with and into University Girls Calendar, Ltd., a Delaware corporation

2.4           Stock Purchase Agreement, dated January 3, 2007, by and between
              Paul Pedersen and University Girls Calendar, Ltd., a Delaware
              corporation

3.1           Certificate of Incorporation of University Girls Calendar, Ltd., a
              Delaware corporation

3.2           By-laws of University Girls Calendar, Ltd., a Delaware corporation

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        University Girls Calendar, Ltd.

Dated: January 4, 2007                  By: /s/ Paul Pedersen
                                            ------------------------------------
                                            Name: Paul Pedersen
                                            Title: President

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